UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)          December 2, 2002
                                                --------------------------------

                            RELM WIRELESS CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



       000-07336                                          59-34862971
       ---------                                          -----------
(Commission File Number)                       (IRS Employer Identification No.)


        7100 Technology Drive, West Melbourne, FL               32904
--------------------------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code        (321) 984-1414
                                                   -----------------------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.
        -----------------------------------------------

         On December 2, 2002, RELM Wireless Corporation (the "Registrant") dismissed its independent accountant, Ernst & Young LLP ("EY"), and is in the process of retaining a new independent accountant to audit its financial statements for the year ending December 31, 2002. EY audited the consolidated balance sheet of the Registrant and its subsidiaries as of December 31, 1997 through and including 2001, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years then ended (collectively referred to as the "Financial Statements"). EY's reports on the Financial Statements did not contain an adverse opinion, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to dismiss EY was unanimously recommended by the Registrants' Audit Committee and unanimously approved by the Registrant's Board of Directors.

         During the two most recent fiscal years of the Registrant and its subsidiaries and the subsequent interim period through December 2, 2002, there were no disagreements between the Registrant and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference in connection with their opinion to the subject matter of the disagreement.



Item 7.  Financial Statements and Exhibits

(C)      EXHIBITS

      EXHIBIT
      NUMBER                             DESCRIPTION
---------------        -------------------------------------------------------

        16 Letter to the Commission regarding change in certifying accountant

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              RELM WIRELESS CORPORATION
                                                    (Registrant)


                                              By:   /s/ William P. Kelly
                                                    -------------------------
                                                    William P. Kelly
Dated:  December 6, 2002                            Executive Vice President
                                                    and Chief Financial Officer

                                  Exhibit Index
                                  -------------



Exhibit No.
-----------

      EXHIBIT
      NUMBER                           DESCRIPTION
-----------------    ---------------------------------------------------------
        16           Letter to the Commission regarding change in certifying
                     accountant